UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 2008

                          INFINITY CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                 (State or other jurisdiction of incorporation)



       814-00708                                               16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SHARE PURCHASE AGREEMENT
------------------------

On June 19, 2008, Infinity Capital Group, Inc., Kingsley Capital, Inc., J. View III, LLC, J. View II Limited Partnership and NPI08, Inc. executed an Addendum to the Share Purchase Agreement dated May 28, 2008.

The Addendum can be found attached hereto as Exhibit 99.1.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements of business acquired -  None

        b)      Pro Forma Financial Information - None

        c)      Shell Company Transactions - None

        d)      Exhibits -

                  99.1 - Addendum to Share Purchase Agreement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                               Dated: June 20, 2008


                              /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President

                                                                    EXHIBIT 99.1


                                    ADDENDUM

     The undersigned parties hereby amend the Share Purchase Agreement dated May 28, 2008 to reflect as follows:

     The Closing date shall be extended until five business days after the Bankruptcy Court has approved the sale, but in no event later than June 30, 2008.

     Dated: June 19, 2008


     NPI08, Inc.                             Infinity Capital Group, Inc.

     By: /s/Janice A. Jones                  By:/s/Gregory H. Laborde
     Janice A. Jones, President              Gregory H. Laborde, President

     Kingsley Capital, Inc.

     By:/s/Janice A. Jones
     Janice A. Jones, President

     J View III LLC

     By:/s/Janice A. Jones
     Janice A. Jones, Manager

     J View II Limited Partnership

     By:/s.Janice A. Jones
     Janice A. Jones, Manager